Supplement to the

Fidelity® Real Estate Investment Portfolio

A Fund of Fidelity Devonshire Trust

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2005

Effective January 20, 2006, Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (formerly FMR Far East) have entered into a general research services agreement pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The fund's management fee is not impacted by these arrangements.

REAB-06-01 July 19, 2006
1.712071.109